Annual Shareholder Meeting April 29, 2014 The Tower Club, Tysons Corner NASDAQ: WFBI www.wfbi.com

Disclaimer WashingtonFirst Bankshares, Inc. and Subsidiary (the “Company”) make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risks; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management’s estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the Company’s actual future results may differ materially from those indicated. In addition, the Company’s past results of operations do not necessarily indicate its future results. Please also see the discussion of “RISK FACTORS” in the Company’s 10-k dated March 19, 2014 which is available online at www.sec.gov. For further information on the company please contact: Matthew R. Johnson Executive Vice President / Chief Financial Offer (703) 840-2422 mjohnson@wfbi.com 2

Celebrating 10 years 3

0 200 400 600 800 1,000 1,200 1,400 04' 05' 06' 07' 08' 09' 10' 11' 12' 13' Present The Early Years: 2004-2005 4  Opened for business in April 2004 o K Street  Two branch acquisitions o Connecticut Ave / Sterling  Became profitable after 5th quarter of operation  Total Loans: $67.0 million  Total Deposits: $74.1 million  Total capital raised: $18.4 million A ss et s in ‘0 00 s

0 200 400 600 800 1,000 1,200 1,400 04' 05' 06' 07' 08' 09' 10' 11' 12' 13' Present Making Noise in the Market: 2006-2008 5  Opened two de novo branches o Reston / Great Falls  First Liberty acquisition o Extended branch network to 8 locations o Added Maryland to branch footprint  Moved bank charter to Virginia  Weathered the recession and remained profitable  Total Loans: $227.4 million  Total Deposits: $230.3 million  Total capital raised: $9.3 million A ss et s in ‘0 00 s

0 200 400 600 800 1,000 1,200 1,400 04' 05' 06' 07' 08' 09' 10' 11' 12' 13' Present The Adolescent Years: 2009-2011 6  Formed WashingtonFirst Bankshares, Inc.  Opened two additional de novo branches o Bethesda / Fairfax  Consolidated operations in Reston  Total Loans: $419.9 million  Total Deposits: $479.0 million  Total capital raised: $22.3 million A ss et s in ‘0 00 s

0 200 400 600 800 1,000 1,200 1,400 04' 05' 06' 07' 08' 09' 10' 11' 12' 13' Present Transformative Years: 2012- Present 7  Acquired Alliance Bank  Listed on the NASDAQ Stock Market  Launched Mortgage Division  Additional de novo branch o Rockville  Assumed Millennium Bank  Total Loans: $897.4 million  Total Deposits: $1.1 billion  Total capital raised: $47.8 million A ss et s in ‘0 00 s

Our Strategy WashingtonFirst seeks to capitalize on market opportunities while maintaining disciplined and conservative credit underwriting that has been the cornerstone of our past profitability. Opportunity Organic Growth  Focus on relationships  Enhance existing footprint  Hire seasoned lenders Blueprint for Achievement Profitability  Continued emphasis on Net Interest Margin  Enhance fee income  Continued diligence to minimize overhead Opportunistic Growth  Explore potential acquisitions  Cultivate relationships with institutional investors Maintain Credit Quality  Continued diligence on credit quality  Conservative credit culture  Disciplined underwriting 8

2013 Performance 9

$479 $873 $916 $100 $33 $0 $200 $400 $600 $800 $1,000 2011 2012 2013 $420 $481 $676 $272 $162 $0 $150 $300 $450 $600 $750 $900 2011 2012 2013 Growth 10 Total Deposits (in millions) Total Loans (in millions) $2.4* *Represents portion of loan portfolio acquired from Alliance Bank *Represents Brokered Deposits acquired from Alliance Bank

$4.2 $6.7 $6.6 $13.7 $2.4 -- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2010 2011 2012 2013 $1.9 $2.1 $6.2 -- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2011 2012 2013 Earnings Growth 11 Pre-Tax Pre-Provision Earnings (in millions) $2.4* * Net M&A and non-recurring items Net Income-Common (in millions) *

1.29% 1.11% 1.23% 1.25% 1.92% 1.97% 1.87% 2.52% 2.80% 2.98% 2.48% 2.33% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2008 2009 2010 2011 2012 2013 NPAs/Assets 12 Source: SNL Financial * 2008-2012 peer group defined as banks between $300-$600M, 2013 peer group defined as banks between $750M-$1.5B in VA, MD and DC. WFBI Peers*

3.63% 3.55% 3.69% 4.02% 4.08% 3.90% 3.70% 3.52% 3.74% 4.08% 3.91% 3.56% 3.40% 3.65% 3.90% 4.15% 2008 2009 2010 2011 2012 2013 Net Interest Margin 13 WFBI Peers* Source: SNL Financial * 2008-2012 peer group defined as banks between $300-$600M, 2013 peer group defined as banks between $750M-$1.5B in VA, MD and DC.

89.9% 78.7% 72.3% 67.4% 63.0% 66.2% 72.9% 76.4% 74.5% 70.6% 71.5% 70.2% 58.0% 63.0% 68.0% 73.0% 78.0% 83.0% 88.0% 2008 2009 2010 2011 2012 2013 Efficiency Ratio 14 Source: SNL Financial * 2008-2012 peer group defined as banks between $300-$600M, 2013 peer group defined as banks between $750M-$1.5B in VA, MD and DC. ** Excludes merger expenses, one-time gain on acquisition, and gains/(losses) on sale of investment securities and loans. . WFBI** Peers*

2013 Key Highlights 15

 Completed successful consolidation of Alliance Bank  Included in the ABA NASDAQ Community Bank Index  Relocated Tysons branch to prominent location on Chain Bridge Road  Launched Mortgage Division  Welcomed Jon M. Peterson from The Peterson Companies to Board of Directors  Launched WashingtonFirst Mobile Banking Application for iPad users  Established Partnership with NBC4 Food4Families  Declared 1st Cash Dividend 16 Key Highlights in 2013

Looking Ahead 17

 Opened Rockville branch (February 2014)  Consolidated K Street branch to Connecticut Avenue (February 2014)  Completed successful Millennium Bank transaction from the FDIC (February 2014)  Expanded branch network to 16 branches  Consolidated Sterling branch  Finalized a seamless transition of Millennium core systems over to WashingtonFirst Bank’s system (March 2014)  Declared 2nd Cash Dividend (March 2014)  Regulatory Exams (April 2014)  Market opportunities with hires of senior team members (April 2014)  Celebrated 10th Anniversary (April 2014) 18 Key Highlights in early 2014

19  Grow Mortgage Division  Expand existing footprint  Continue to enhance customer’s banking experience through innovative product and services  Information Security & Technology Enhancements  EARNINGS Looking Ahead in 2014

Stock Performance 20

Facts About Our Common Stock Close of Business April 28, 2014 21 Where traded NASDAQ Stock Market Ticker symbol WFBI Current Market Price $15.03 Common shares outstanding 6,618,594 voting; 7,714,953 total Market capitalization $115.2 million Insider ownership 27% of voting; 23% of total Institutional ownership 19% of voting; 31% of total Stock dividends 5% in 2012; 5% in 2013 Cash dividend $0.04 quarterly; 1.07% yield Average volume (3 months) 1,636 Fully Diluted EPS (12 mo. ended 3/31/14)) $0.82 Tangible book value (3/31/14) $11.06

WFBI Stock Performance (LTM) 22

Public Recognition 23

Public Recognition 24 WFBI was ranked as follows in this year’s Washington Business Journal Book of Lists: Banks and thrifts: #17 Commercial lenders: #13 Mergers & Acquisitions: #11 Publicly traded companies: #95

25 Thank you for your continued support

Questions? 26